UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                              *****

                             FORM 8-K

                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported):

                          December 12, 2002


                     Crompton Corporation
       (Exact Name of Registrant as Specified in its Charter)


 Delaware                  0-30270             52-2183153
(State or other         (Commission File       (IRS Employer
 Jurisdication             File Number)         Identification
 of Incorporation)                              Number)


One American Lane, Greenwich, Connecticut          06831-2559
(Address of Principal Executive Offices)           (Zip Code)


                          (203) 552-2000
       (Registrant's Telephone Number, Including Area Code)







Item 5.  Other Events and Regulation FD Disclosure.

     Crompton Corporation today announced that it is cooperating with competition authorities in the U.S., Canada and the European Union that have opened an investigation into possible collusive behavior by manufacturers of a form of synthetic rubber known as ethylene propylene diene monomer or EPDM. In each of the three jurisdictions, Crompton Corporation and its relevant affiliates have been conditionally granted amnesty with regard to criminal prosecution and fines with respect to EPDM. Amnesty is conditioned upon several factors, including the company's continued cooperation with the authorities. Crompton's thorough internal investigation continues and the company will continue to cooperate with the governments' investigations. A copy of a press release concerning the conditional amnesty and EPDM investigation is attached as an exhibit hereto and is incorporated by reference herein.


Item 7.  Financial Statements and Exhibits.

     (a)  Financial statements of businesses acquired.

          -  Not Applicable

     (b)  Pro forma financial information.

          -  Not Applicable

     (c)  Exhibits.

          Exhibit Number           Exhibit Description

              99                      Press Release




                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                   Crompton Corporation
                                        (Registrant)

                                   By:/s/ Barry J. Shainman
                                   Name:  Barry J. Shainman
                                   Title: Secretary


Date:     December 12, 2002






Exhibit Index

   Exhibit Number        Exhibit Description

       99                Press Release Dated December 12, 2002